Exhibit 10.51

FIRST AMENDMENT

TO

ASSET PURCHASE AGREEMENT

This First Amendment to Asset Purchase Agreement (“Amendment”) is entered into effective as of July 1, 2008 (the “Effective Date”) by and among: MBI Liquidation Inc., a California corporation formerly known as BMB Mack Barclay, Inc. (“MBI”); SCA Holding, LLC, a California limited liability company formerly known as Southern California Assets LLC (“SCA”); CDL Holdings, LLC, a California limited liability company formerly known as CD-LIT Solutions LLC (“CDL”); Cary P. Mack, both personally (“Mack”) and as Trustee of the Mack Family Trust dated April 21, 1999 (in such capacity, “Mack Trustee”); Christopher R. Barclay, both personally (“Barclay”) and as Trustee of the 2000 Barclay Family Trust dated January 27, 2000 (in such capacity, “Barclay Trustee”); Patrick F. Kennedy (“Kennedy”); Michael R. Bandemer (“Bandemer”); Brian J. Bergmark (“Bergmark”); Laura Fuchs Dolan (“Dolan”); Stacy Elledge Chiang (“Chiang”); Heather H. Xitco (“Xitco”); LECG, LLC, a California limited liability company (“Purchaser”); and LECG Corporation, a Delaware corporation (“Parent”).  MBI, SCA and CDL are referred to herein each as a “Seller” and collectively as the “Sellers.”  Mack, Barclay, Kennedy, Bandemer, Bergmark, Dolan, Chiang, Xitco, Mack Trustee and Barclay Trustee are collectively referred to herein as the “Principals.”  The Principals and Sellers are collectively referred to herein as the “Seller Entities.”

RECITALS

A.            Purchaser, Parent and the Seller Entities are parties to that certain Asset Purchase Agreement dated as of May 5, 2006 (the “Asset Purchase Agreement”).

B.            Purchaser, Parent and the Seller Entities desire to eliminate the performance elements associated with the Additional Payments and substitute the payments specified in this Amendment.

C.            Purchaser is concurrently entering into a separate Amendment to Director Agreement in substantially the form attached to this Amendment as Attachment 1 (each, a “Director Amendment”), by and between Purchaser and each of Mack, Kennedy, Bandemer, Bergmark, Dolan and Xitco (each, an “MB Pooling Director”).

D.            Purchaser, Parent and the Seller Entities desire to formally join the electronic discovery practice currently operated by Bandemer as part of the Mack Barclay Practice, with Purchaser’s electronic discovery practice.  The parties’ intent is to permit better coordination on staff training and compensation, project management, business development and infrastructure development, and to allow Bandemer to participate in the national management of Purchaser’s electronic discovery practice.

E.             To accomplish the foregoing and such other matters as are described below, Purchaser, Parent and the Seller Entities wish to amend the Asset Purchase Agreement as set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the Recitals above, the mutual agreements contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.            Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Asset Purchase Agreement.

2.            Additional Payments.

a.            The end date for the Additional Payment Period, as stated in Section 3.3 of the Asset Purchase Agreement, is hereby replaced with April 30, 2008.

b.            The Additional Payment for the Measurement Period ending April 30, 2008 is Two Million Three Hundred Thousand Dollars ($2,300,000), which amount has been paid by Purchaser to Sellers as of the Effective Date.

c.            In addition to the Closing Payment and any Additional Payments made through the end of the Additional Payment Period as revised by Section 2(a) of this Amendment, Purchaser will make payments (each, a “Further Additional Payment” and collectively, the “Further Additional Payments”) to Sellers in the aggregate amount of Four Million Fifty-five Thousand Two Hundred Forty Dollars ($4,055,240), payable in accordance with paragraphs (i) through (iii) of this Section 2(c).

(i)            On December 31, 2008, a Further Additional Payment of Three Million Dollars ($3,000,000) will be due and payable to Sellers.

(ii)           On July 1, 2010, a Further Additional Payment of One Million Fifty-five Thousand Two Hundred Forty Dollars ($1,055,240) will be due and payable to Sellers.

(iii)          Each Further Additional Payment pursuant to the terms of this Section 2(c) will be paid in cash by Purchaser to Sellers on the date due and payable in accordance with written payment instructions received by Purchaser from each Seller no later than ten (10) days before the Additional Payment is due (the “Delivery Instructions”).  The Further Additional Payments will be allocated among the Sellers in accordance with their respective Seller Percentages.  Further distributions by the Sellers to the Principals must be made in accordance with the Principals’ respective Principal Percentage Interest as set forth in Schedule 3.1.2 of the Asset Purchase Agreement.  The Delivery Instructions will specify the address to which a check for such amount will be sent (or appropriate account and other information for purposes of delivery of such amount by wire transfer of immediately available funds).

3.            Bandemer Group.  As of the Effective Date, and notwithstanding anything else in the Asset Purchase Agreement to the contrary, Bandemer and the professional staff who currently work with Bandemer as part of an electronic discovery practice within the Mack Barclay Practice will be formally integrated with Purchaser’s national electronic discovery practice, which is known as the eDiscovery Sector and which is a part of Purchaser’s Finance and Accounting Services segment.

4.             Notices.  Section 17 of the Asset Purchase Agreement is hereby amended to delete the two addresses to which copies of notices to Purchaser or Parent are to be sent and to replace them with the following:

Deanne M. Tully, Esq.
General Counsel
LECG Corporation
2000 Powell Street, Suite 600
Emeryville, California 94608
Fax: (510) 653-9898

and

Emily J. Yukich, Esq.
Folger Levin & Kahn, LLP
1900 Avenue of the Stars, Suite 2800
Los Angeles, California 90067
Fax: (310) 556-3770

5.             No Further Modification or Amendment.  Except as expressly set forth in this Amendment, the Asset Purchase Agreement has not been modified or amended in any respect and continues in full force and effect on the date hereof.

6.             Counterparts.  This Amendment may be signed in two or more counterparts, each signed by one or more of the parties hereto so long as each party will sign at least one counterpart of this Amendment, all of which taken together will constitute one and the same instrument.  Signatures delivered by facsimile or electronic file format will be treated in all respects as originals.

[Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

PURCHASER:			SELLER ENTITIES:

LECG, LLC,			MBI Liquidation Inc.,
a California limited liability company			a California corporation

By:	LECG Corporation,		By:	/s/ Cary P. Mack
	a Delaware corporation		Cary P. Mack
Its:	Sole Manager		Its:	President

	By:	/s/ Steven R. Fife	Date: 9/11/08
	Its:	CFO

Date: 9/13/08

PARENT:
SCA Holding, LLC,
LECG Corporation,			a California limited liability company
a Delaware corporation
			By:	CTAS, LLC,
By:	/s/ Steven R. Fife			a California limited liability company
			Its:	Sole Manager
Its:	CFO
				By:	MBI Liquidation Inc.,
Date: 9/13/08					a California corporation
				Its:	Sole Manager

					By:	/s/ Cary P. Mack
Cary P. Mack
					Its:	President

Date: 9/11/08

CDL Holdings, LLC,
a California limited liability company

			By:	/s/ Cary P. Mack
Cary P. Mack
			Its:	Sole Manager

Date: 9/11/08

/s/ Cary P. Mack
Cary P. Mack

Date: 9/11/08

/s/ Christopher R. Barclay
Christopher R. Barclay

Date: 9/9/08

/s/ Patrick F. Kennedy
Patrick F. Kennedy

Date: 9/10/08

/s/ Michael R. Bandemer
Michael R. Bandemer

Date: 9/10/08

/s/ Brian J. Bergmark
Brian J. Bergmark

Date: 9/10/08

/s/ Laura Fuchs Dolan
Laura Fuchs Dolan

Date: 9/10/08

/s/ Stacy Elledge Chiang
Stacy Elledge Chiang

Date: 9/10/08

/s/ Heather H. Xitco
Heather H. Xitco

Date: 9/10/08

/s/ Cary P. Mack
Cary P. Mack, Trustee of the Mack Family Trust dated April 21, 1999

Date: 9/11/08

/s/ Christopher R. Barclay
Christopher R. Barclay, Trustee of the 2000 Barclay Family Trust dated January 27, 2000

Date:	9/9/2008